UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2020

Fifth Third Bancorp

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 21, 2020, Fifth Third Bancorp issued a press release announcing its earnings release for the first quarter of 2020. A copy of this press release is attached as Exhibit 99.1. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

The information in this Item 2.02 of Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 7.01	Regulation FD Disclosure.

On April 21, 2020, Fifth Third Bancorp issued a press release announcing its earnings release for the first quarter of 2020. A copy of this press release is attached as Exhibit 99.1. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

For the benefit of its investors, Fifth Third Bancorp is also furnishing a presentation regarding its earnings conference call. A copy of this item is attached as Exhibit 99.2.

The information in this Item 7.01 of Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 8.01	Other Events.

The following risk factor supplements the “Risk Factors” section in our 2019 Annual Report and item 1A of our 2019 Form 10-K.

The COVID-19 Pandemic Creates Significant Risks and Uncertainties for Our Business.

In March 2020, the World Health Organization declared novel coronavirus disease 2019 (COVID-19) as a global pandemic. The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, lowered equity market valuations, created significant volatility and disruption in financial markets, and increased unemployment levels. In addition, the pandemic has resulted in temporary closures of many businesses and the institution of social distancing and sheltering in place requirements in many states and communities, including those in major markets in which the Bancorp is located or does business.

As a result, the demand for the Bancorp’s products and services has been, and will continue to be, significantly impacted. Furthermore, the pandemic could influence the recognition of credit losses in the Bancorp’s loan and lease portfolios and increase its allowance for credit losses as both businesses and consumers are negatively impacted by the economic downturn. In addition, governmental actions are meaningfully influencing the interest-rate environment, which could adversely affect the Bancorp’s results of operations and financial condition. The business operations of subsidiaries of the Bancorp, such as Fifth Third Bank, National Association, may also be disrupted if significant portions of their workforce are unable to work effectively, including because of illness, quarantines, government actions, or other restrictions in connection with the pandemic, travel restrictions, technology limitations and/or disruptions. Furthermore, the business operations of subsidiaries of the Bancorp have been, and may again in the future be, disrupted due to vendors and third-party service providers being unable to work or provide services effectively, including because of illness, quarantines, government actions, or other restrictions in connection with the pandemic.

In response to the pandemic, Fifth Third Bank, National Association, has also suspended residential property foreclosure sales, evictions, and involuntary automobile repossessions, and is offering fee waivers, payment deferrals, and other expanded assistance for credit card, automobile, mortgage, small business and personal lending customers. These programs, as well as certain accommodations made to commercial customers, are expected to negatively impact revenue and other results of operations of the Bancorp in the near term and, if not effective in mitigating the effect of COVID-19 on Bancorp customers, may adversely affect the Bancorp’s business and results of operations more substantially over a longer period of time.

The extent to which the COVID-19 pandemic impacts the Bancorp’s business, results of operations, and financial condition, as well as its regulatory capital and liquidity ratios, will depend on future developments, which are highly uncertain, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. Moreover, the effects of the COVID-19 pandemic may heighten many of the other risks described in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K including, but not limited to, risks of credit deterioration, interest rate changes, rating agency actions, governmental actions, market volatility, theft, fraud, security breaches and technology interruptions.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press release dated April 21, 2020

Exhibit 99.2 – First Quarter 2020 Earnings Presentation

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: April 21, 2020	/s/ TAYFUN TUZUN

Tayfun Tuzun
Executive Vice President and Chief Financial Officer